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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 11, 2000 included in ICT Group Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.



                                                     /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
February 15, 2001